Exhibit 99.1
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                                FONAR CORPORATION
                                        *
Fonar MRI news @ aol . com                           Inventor of MR Scanning(TM)
For    Immediate   Release                           An    ISO    9001   Company

Contact:    Daniel  Culver                           110      Marcus       Drive
Director of Communications                           Melville,  New  York  11747
Web site:    www.fonar.com                           Telephone:  (631)  694-2929
Email:  investor@fonar.com                           Fax Number: (631)  390-1709
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       FONAR ANNOUNCES FINANCIAL RESULTS FOR FIRST QUARTER OF FISCAL 2010

MELVILLE, NEW YORK, November 23, 2009 - FONAR Corporation (NASDAQ-FONR), The Inventor of MR Scanning(TM), today announced its financial results for the first quarter of fiscal 2010, which ended September 30, 2009. The loss from operations improved 23% from a loss of $1.8 million, for the fiscal quarter ended September 30, 2008, to a loss of $1.4 million for the fiscal quarter ended September 30, 2009.

The net loss for the first fiscal 2010 quarter ended September 30, 2009 was $1.7 million including a charge of $0.4 million due to prepayment of a note receivable. This compared to the fiscal quarter one year earlier, ended September 30, 2008, which was a loss of $0.5 million but included a gain of $1.4 million from the sale of a consolidated subsidiary.

For the first three months of fiscal 2010 ended September 30, 2009, the loss per common share (basic and diluted) was $0.35, as compared to $0.09 loss per common share (basic and diluted) for the same period of fiscal 2009.

Total revenues for the three months ended September 30, 2009 were $7.5 million as compared to $6.8 million for the same period one year earlier. Service and repair revenues were $2.8 million in the first fiscal quarter of 2010 as compared to $2.6 million in the first quarter of fiscal 2009. Total management and other fees were at $2.5 million in the first fiscal quarter of 2010 as compared to $2.8 million in the first quarter of fiscal 2009.

As of September 30, 2009, there were 140 FONAR UPRIGHT(R) Multi-Position(TM) MRI units installed worldwide. During the first quarter of fiscal 2010, total product sales were at $1.6 million.

At the end of the first fiscal quarter of fiscal 2010, total current assets were $19.2 million, total assets were $27.5 million, total current liabilities were $30.0 million and total long-term liabilities were $2.1 million. Total cash and cash equivalents, and marketable securities increased 12% from $1.2 million on June 30, 2009 to $1.4 million on September 30, 2009.

On October 9, 2009, FONAR announced that the NASDAQ Stock Market notified FONAR that it complies with all NASDAQ Capital Market continued listing standards. Specifically, the Company satisfies NASDAQ Listing Rule 5550(b)(3) which requires the Company to have a minimum $500,000 of net income from continuing operations in the latest fiscal year.

This followed the announcement on October 5, 2009 of the Company's most recent Form 10-K, whereby net income from continuing operations was $1.1 million for the fiscal year ended June 30, 2009 as compared to a net loss of $13.5 million for fiscal 2008. Total revenues for the fiscal year ended June 30, 2009 were $39.7 million as compared to $35.6 million for fiscal 2008. (Visit www.fonar.com/news/100509.htm for details.)

"The Company is planning to expand the number of FONAR UPRIGHT(R) Multi-Position(TM) MRI centers under management and to increase the scan volume at its existing centers," said Raymond Damadian, M. D., president and chairman of FONAR. "The UPRIGHT(R) MRI is a unique scanner with many advantages that other recumbent-only, single-position MRI scanners can not perform. There are over one million spine surgeries performed in the United States each year and I considerate it essential from all we've learned from our installed base of UPRIGHT(R) Multi-Position(TM) scanners that no patient proceed to surgery without a prior, fully weight-bearing UPRIGHT(R) Multi-Position(TM) MRI examination. FBSS, the failed back surgery syndrome, is a dramatic diagnostic category that should be retired. It currently is responsible for a 0%-40% failure rate in spine surgery (The Failed Spine, 2005, p.123, M. Szpalski & R. Gunzburg, Lippincott Williams & Wilkins). The literature is now replete with publications demonstrating key changes in spine pathology that are visible only in UPRIGHT(R) and fully weight-bearing MRI and in the full range of positions the patient normally occupies."

Commenting on the first fiscal quarter results, Dr. Damadian said, "We had experienced three straight quarters of profit before the current quarter which had a net loss that included a loss on a note receivable. Given the medical advantages of the FONAR UPRIGHT(R) Multi-Position(TM) MRI, and its ability to provide landscape imaging of the entire spine instead of `snap shots,' we are confident of the benefits our scanner brings to the public and of our future."

                                       #

            For investor and other information visit: www.fonar.com.

UPRIGHT(R) and STAND-UP(R) are registered trademarks and The Inventor of MR Scanning(TM), Full Range of Motion(TM), Multi-Position(TM), True Flow(TM), The Proof is in the Picture(TM), Spondylography(TM) Spondylometry(TM) Upright Radiology(TM), Landscape(TM), pMRI(TM), Dynamic(TM), and CSP(TM) and are trademarks of FONAR Corporation.

This release may include forward-looking statements from the company that may or may not materialize. Additional information on factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

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
                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (000's OMITTED)

ASSETS                                              September 30,    June 30,
                                                        2009           2009
                                                     (UNAUDITED)
Current Assets:                                     -------------  -------------
  Cash and cash equivalents                          $     1,372    $     1,226

  Marketable securities                                       27             23

  Accounts receivable - net                                5,156          5,392

  Accounts receivable - related parties - net                179           -

  Medical receivables - net                                  316            374

  Management fee receivable  net                           3,304          3,274

  Management fee receivable - related
    medical practices - net                                2,020          2,196

  Costs and estimated earnings in excess
    of billings on uncompleted contracts                   1,212          1,476

  Inventories                                              3,452          3,172

  Current portion of advances and notes to related
    medical practices                                        166            165

  Current portion of notes receivable                      1,664            518

  Prepaid expenses and other current assets                  345            472
                                                    -------------  -------------
        Total Current Assets                              19,213         18,288
                                                    -------------  -------------

Property and equipment - net                               2,696          2,892

Advances and notes to related medical practices - net         45             89

Notes receivable  net                                        156          1,779

Other intangible assets - net                              4,951          4,920

Other assets                                                 391            391
                                                    -------------  -------------
        Total Assets                                 $    27,452    $    28,359
                                                    =============  =============

                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (000's OMITTED)

                                                    September 30,    June 30,
LIABILITIES AND STOCKHOLDERS' DEFICIENCY                 2009          2009
                                                      (UNAUDITED)
Current Liabilities:                                -------------  -------------
  Current portion of long-term debt and
    capital leases                                   $       267    $       277
  Current portion of long-term debt-related party             82             80
  Accounts payable                                         3,816          3,519
  Other current liabilities                                8,429          8,460
  Unearned revenue on service contracts                    5,423          5,526
  Unearned revenue on service
    contracts - related parties                              165           -
  Customer advances                                        9,264          9,238
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                      2,536          2,026
                                                    -------------  -------------
      Total Current Liabilities                           29,982         29,126

Long-Term Liabilities:
  Accounts payable                                           156            184
  Due to related medical practices                           658            643
  Long-term debt and capital leases,
   less current portion                                      731            759
  Long-term debt less current portion-related party          139            160
  Other liabilities                                          379            364
                                                    -------------  -------------
      Total Long-Term Liabilities                          2,063          2,110
                                                    -------------  -------------
      Total Liabilities                                   32,045         31,236
                                                    -------------  -------------
Minority interest                                             64             64
                                                    -------------  -------------

                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       (000's OMITTED, except share data)

                                                    September 30,    June 30,
LIABILITIES AND STOCKHOLDERS' DEFICIENCY                2009           2009
     (continued)                                      (UNAUDITED)
                                                    -------------  -------------
STOCKHOLDERS' DEFICIENCY:

Class A non-voting preferred stock $.0001 par
value; 1,600,000 authorized, 313,451 issued and
outstanding at September 30, 2009 and June 30, 2009         -              -

Preferred stock $.001 par value; 2,000,000 shares
authorized, issued and outstanding       none               -              -

Common Stock $.0001 par value; 30,000,000 shares
authorized at September 30, 2009 and June 30, 2009,
4,927,918 and 4,917,918 issued at September 30, 2009
and June 30, 2009, respectively; 4,916,275 and
4,906,275 outstanding at September 30, 2009 and
June 30, 2009, respectively                                    1              1

Class B Common Stock $.0001 par value; 800,000
shares authorized, (10 votes per share), 158
issued and outstanding at September 30, 2009 and
June 30, 2009                                               -               -

Class C Common Stock $.0001 par value; 2,000,000
shares authorized, (25 votes per share), 382,513
issued and outstanding at September 30, 2009 and
June 30, 2009                                               -              -

Paid-in capital in excess of par value                   172,299        172,280
Accumulated other comprehensive loss                         (17)           (21)
Accumulated deficit                                     (176,000)      (174,259)
Notes receivable from employee stockholders                 (265)          (267)
Treasury stock, at cost - 11,643 shares of common
  stock at September 30, 2009 and June 30, 2009             (675)          (675)
                                                    -------------  -------------
    Total Stockholders' Deficiency                        (4,657)        (2,941)
                                                    -------------  -------------
    Total Liabilities and Stockholders' Deficiency   $    27,452    $    28,359
                                                    =============  =============

                       FONAR CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                     (000's OMITTED, except per share data)

                                                     FOR THE THREE MONTHS ENDED
                                                            SEPTEMBER 30,
                                                    ----------------------------
                                                        2009           2008
REVENUES                                            -------------  -------------
  Product sales - net                                $     1,563    $     1,413
  Service and repair fees - net                            2,757          2,545
  Service and repair fees - related parties - net             55             55
  Management and other fees - net                          1,736          2,047
  Management and other fees - related medical
    practices - net                                          795            724
  License fees and royalties                                 585           -
                                                    -------------  -------------
     Total Revenues - Net                                  7,491          6,784
                                                    -------------  -------------
COSTS AND EXPENSES
  Costs related to product sales                           1,657          1,442
  Costs related to service and repair fees                   941          1,010
  Costs related to service and repair fees -
    related parties                                           19             22
  Costs related to management and other fees               1,268          1,203
  Costs related to management and other
    fees - related medical practices                         761            656
  Research and development                                   854            880
  Selling, general and administrative                      3,233          3,265
  Provision for bad debts                                    180            154
                                                    -------------  -------------
     Total Costs and Expenses                              8,913          8,632
                                                    -------------  -------------
Loss From Operations                                      (1,422)        (1,848)

Interest Expense                                             (79)           (79)
Interest Expense - Related Party                              (14)           -
Investment Income                                             87             33
Interest Income - Related Party                                4              6
Other Income                                                  33              1
Minority Interest in Income of Partnerships                 -               (11)
Gain on Sale of Consolidated Subsidiary                     -             1,448
Loss on Note Receivable                                     (350)          -
                                                    -------------  -------------
NET LOSS                                             $    (1,741)   $      (450)
                                                    =============  =============

Basic and Diluted Loss Per Common Share                  $(0.35)       $(0.09)
                                                    =============  =============
Weighted Average Number of Common Shares Outstanding   4,907,942      4,904,275
                                                    =============  =============